EXHIBIT 10b5

                        AMENDMENT TO SEVERANCE AGREEMENT


          This AMENDMENT dated as of September 29, 1998 to the Severance Agreement (the "Agreement") dated as of March 1, 1988, as amended, between AMERICAN BRANDS, INC., a Delaware corporation (the "Company") and JOHN T. LUDES (the "Executive"),

                              W I T N E S S E T H :

          WHEREAS, the Company (now known as Fortune Brands, Inc.) and the Executive entered into the Agreement in order to provide severance benefits in the event of termination of the Executive's employment; and

          WHEREAS, in order to induce the Executive to continue in its employ through December 31, 1999, the Company and the Executive desire to amend the Agreement in order to provide severance benefits in the event that the Executive resigns effective December 31, 1999;

          NOW, THEREFORE, in consideration of the premises and to further assure the retention of the Executive in the employ of the Company through December 31, 1999, the parties hereto do hereby agree as follows:

          1. Section 1(f) of the Agreement is hereby amended by redesignating clauses (iv) through (vi) thereof as clauses (v) through (vii), respectively, and adding new clause (iv) thereto as follows:

               "(iv) the effectiveness of the resignation of the Executive, effective December 31, 1999, as a director, officer and employee of the Company and from every position held by the Executive with the Company and any of its subsidiaries;".

          2. Executive hereby resigns, effective December 31, 1999, as a director, officer and employee of the Company and from every position held by the Executive with the Company and any of its subsidiaries.

          IN WITNESS WHEREOF, the Company has caused this Amendment to Severance Agreement to be signed by its officer thereunto duly authorized and its seal to be hereunder affixed and attested and the Executive has hereunto set his hand as of the date first written above.


                                         FORTUNE BRANDS, INC.


                                         By    Steven C. Mendenhall
                                           ----------------------------
                                           Steven C. Mendenhall
                                           Senior Vice President and
                                           Chief Administrative Officer
(Corporate Seal)

ATTEST:


  Louis F. Fernous, Jr.                           John T. Ludes
------------------------                   ----------------------------
      Secretary                                   JOHN T. LUDES